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                                                                   EXHIBIT 10.40

                      FIRST AMENDMENT TO CREDIT AGREEMENT
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     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
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August 25, 1997, is entered into between MELLON BANK, N.A. ("Lender"), with a
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place of business at Mellon Bank Center, 400 South Hope Street, 5th Floor, Los
Angeles, California 90071, and KEYSTONE AUTOMOTIVE INDUSTRIES, INC., a California corporation ("Borrower"), with its chief executive office located at
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700 East Bonita Avenue, Pomona, California 91767.

                                    RECITAL
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     A.   Borrower and Lender have previously entered into that certain Loan and
Security Agreement dated as of March 25, 1997 (the "Credit Agreement"), pursuant
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to which Lender has made a certain loan available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

     B. Borrower has requested Lender to amend the Credit Agreement (i) to eliminate the requirement of consolidating financial statements, effective as of Borrower's fiscal quarter ended June 27, 1997 and (ii) to replace all references in the Credit Agreement to "Vice President -- Finance" with "Chief Financial Officer".

     C. Lender is willing to further amend the Credit Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Credit Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Amendments to Credit Agreement.
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          (a)  Clauses (i) and (ii) of Section 6.1(a) of the Credit Agreement
are hereby amended, effective as of Borrower's fiscal quarter ended June 27, 1997, to read in their entirety as follows:

                 "(i) as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the Borrower's audited consolidated balance sheet of itself and its consolidated Subsidiaries as at the end of each fiscal year and the related audited consolidated statements of income and retained earnings (or comparable statement) employed in the business and changes in financial position and cash flow for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an unqualified report and opinion thereon of

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          independent certified public accountants acceptable to the Bank, and, if prepared, such accountants' letter to management; and

                 (ii) as soon as available, but in any event within 45 days after the end of each fiscal quarter, the Borrower's unaudited consolidated balance sheet of itself and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings (or comparable statement) and changes in financial position and cash flow for such period and year to date, setting forth in each case in comparative form the figures as at the end of the previous fiscal year as to the balance sheet and the figures for the previous corresponding period as to the other statements, certified by the Chief Financial Officer or the Treasurer of the Borrower as being fairly stated in all material respects subject to year end adjustments; all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail acceptable to the Bank and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants and disclosed therein); and"

          (b) Clause (iv) of Section 6.1(a) of the Credit Agreement is hereby amended to delete the reference therein to "Vice President-Finance" and to insert in lieu thereof a reference to "Chief Financial Officer."

     2.   Effectiveness of this Amendment.  Lender must have received the
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following items, in form and content acceptable to Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrower as provided for by this Amendment. The date on which all of the following conditions have been satisfied is the "Closing Date".
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          (a) Amendment. This Amendment fully executed in a sufficient number of
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     counterparts for distribution to Lender and Borrower.

          (b) Authorizations.  Evidence that the execution, delivery and
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     performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

          (c) Representations and Warranties.  The Representations and
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     Warranties set forth in the Credit Agreement must be true and correct.

          (d) Other Required Documentation. All other documents and legal
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     matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

     3.   Representations and Warranties.  The Borrower represents and warrants
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as follows:

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          (a) Authority.  Borrower has the requisite corporate power and
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     authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby). The execution, delivery and performance by the Borrower of this Amendment and each Loan Document (as amended or modified hereby) have been duly approved by all necessary corporate action of Borrower and no other corporate proceedings on the part of Borrower are necessary to consummate such transactions.

          (b) Enforceability.  This Amendment has been duly executed and
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     delivered by Borrower.  This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties.  The representations and
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     warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d) No Default.  No event has occurred and is continuing that
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     constitutes an Event of Default.

     4.   Choice of Law.  The validity of this Amendment, its construction,
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interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     5.   Counterparts.  This Amendment may be executed in any number of
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counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     6.   Due Execution.  The execution, delivery and performance of this
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Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

     7.   Reference to and Effect on the Loan Documents.
          ---------------------------------------------

          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

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          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

     8.   Ratification.  Borrower hereby restates, ratifies and reaffirms each
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and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     9.   Estoppel.  To induce Lender to enter into this Amendment and to
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continue to make advances to Borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Lender with respect to the Obligations.

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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                             KEYSTONE AUTOMOTIVE INDUSTRIES, INC.,
                             a California corporation


     By:
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                                 John M. Palumbo
                                 Chief Financial Officer


                             MELLON BANK, N.A.,


     By:
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                                 Kevin D. Kelly
                                 Vice President

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